UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

SPORTSTEK ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40062	85-4265519
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 S. Utica Place, Suite 450 Tulsa, OK 74114	74114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 957-1086

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SPTKU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	SPTK	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SPTKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2021, the Registration Statement on Form S-1 (File No. 333-252604) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of SportsTek Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.  On February 19, 2021, the Company consummated the IPO of 17,250,000 units (the “Units”), including 2,250,000 Units sold pursuant to the full exercise of the Underwriter’s (as defined below) option to purchase additional Units to cover over-allotments.  Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172,500,000 (before underwriting discounts and commissions and offering expenses).  Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•
an Underwriting Agreement, dated February 16, 2021, between the Company and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•
a Warrant Purchase Agreement, dated February 16, 2021, between the Company and JTJT Partners LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•
a Warrant Agreement, dated February 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•
an Investment Management Trust Agreement, dated February 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•
a Registration Rights Agreement, dated February 16, 2021 (the “Registration Rights Agreement”), among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•
a Letter Agreement, dated February 16, 2021 (the “Letter Agreement”), among the Company, the Sponsor, the other initial stockholders of the Company and each of the directors and officers of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	an Administrative Services Agreement, dated February 16, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

•
Indemnification Agreements, dated (i) February 16, 2021 for each of the independent directors and (ii) February 12, 2021 for each of the other directors and officers, between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•
The above descriptions are qualified in their entirety by reference to the full text of the applicable agreements, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 10.1, 4.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placements of an aggregate of 5,950,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $5,950,000 (collectively, the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor and certain directors and advisors of the Company (collectively, the “Private Placement Purchasers”), are identical to the Public Warrants, except that, if held by the Private Placement Purchasers or any of their permitted transferees, they (i) are not subject to being called for redemption under certain redemption scenarios (except in certain redemption scenarios when the price per share of Class A Common Stock equals or exceeds $10.00 (as adjusted)), (ii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination and (iii) will be entitled to registration rights.  If the Private Placement Warrants are held by holders other than the Private Placement Purchasers or any of their permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants.  The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2021, in connection with the IPO, Sashi Brown, Endre Holen, Joyce C. Johnson, and Sebastian Park (the “New Directors” and, collectively with Timothy W. Clark, Tavo Hellmund and Jeffrey Luhnow, the “Directors”) were appointed to the board of directors of the Company (the “Board”).  Effective February 17, 2021, each of Mr. Brown, Mr. Holen and Ms. Johnson was also appointed to the Board’s Audit Committee and each of Mr. Brown, Mr. Holen, Ms. Johnson and Mr. Park was also appointed to the Board’s Compensation Committee, with Ms. Johnson serving as chair of the Audit Committee and Mr. Holen serving as chair of the Compensation Committee.

On February 16, 2021, each of the New Directors entered into an indemnification substantially similar to the form attached as Exhibit 10.6 hereto. Also on February 16, 2021, each of the New Directors entered into the Registration Rights Agreement and the Letter Agreement.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Certificate of Incorporation.

On February 16, 2021, the Company’s Second Amended and Restated Certificate of Incorporation became effective. The Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and the full text of such exhibit is incorporated by reference herein.

Item 8.01	Other Events.

A total of $172,500,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriter’s deferred discount of $6,037,500) was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee.  Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Second Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated February 16, 2021, between the Company and the Underwriter

3.1	Second Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated February 16, 2021, between Continental Stock Transfer & Trust Company and the Company

10.1	Warrant Purchase Agreement, dated February 16, 2021, between the Company and the Sponsor

10.2	Investment Management Trust Account Agreement, dated February 16, 2021, between Continental Stock Transfer & Trust Company and the Company

10.3	Registration Rights Agreement, dated February 16, 2021, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto

10.4	Letter Agreement, dated February 16, 2021, among the Company, the Sponsor, certain investors in the Sponsor and each of the directors and officers of the Company

10.5	Administrative Services Agreement, dated February 16, 2021, between the Company and the Sponsor

10.6	Form of Indemnification Agreement between the Company and each of the officers and directors of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2021

SPORTSTEK ACQUISITION CORP.

By:	/s/ Timothy W. Clark
Name:	Timothy W. Clark
Title:	Chief Financial Officer and Chief Operating Officer